[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.9

CAROT MASTER SERVICES ADDENDUM

This CAROT Master Services Addendum (“CAROT Addendum”) shall be effective as of the last day of signature below (“Addendum Effective Date”) and is subject to and incorporates the terms and conditions of the Master Translational Research Services Agreement dated as of October 19, 2018 (“Agreement”) by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“PENN”), with offices located at The Clinical Trial Contracting Unit, Office of Clinical Research, Perelman School of Medicine, 322 Anatomy-Chemistry Building, 3620 Hamilton Walk, Philadelphia, PA 19104-6061, and Cabaletta Bio, Inc. (“Cabaletta Bio”), having a place of business at 501 Northwick Lane, Villanova, PA 19085. PENN enters into this CAROT Addendum on behalf of CAROT. To the extent the rights and obligations attach to the CAROT hereunder, such rights and obligations shall be deemed to attach to PENN. PENN and Cabaletta Bio may be referred to herein as a “Party” or, collectively, as “Parties.” Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

1. CAROT Services/Project Appendices. Upon and subject to the terms and conditions of the CAROT Addendum, the CAROT shall perform certain Services (“CAROT Services”) in support of the R&D Activities. The CAROT Services will comprise certain Projects and all Projects to be conducted by the CAROT hereunder shall be documented between the Parties in Project Appendices. Each Project Appendix shall relate to a particular Project and be attached to and made a part of the CAROT Addendum by reference. Each Project Appendix shall contain the following information: (i) Scope of Project/work plan, (ii) a Budget indicating the costs for CAROT effort as well as any additional costs that may be associated with the Project, (iii) if applicable, the type of products to be manufactured (iv) all materials to be transferred between the Parties.

2. Disclaimer of Warranty/No Guarantee of Manufacture.

THE PARTIES UNDERSTAND AND AGREE THAT THE DISCLAIMER OF WARRANTIES CONTAINED IN SECTION 7.2 OF THE AGREEMENT APPLIES FULLY TO THE CAROT SERVICES TO BE PERFORMED HEREUNDER. Subject to the disclaimers of Section 7.2 of the Agreement, the Parties understand and agree that, to the extent product manufacturing is included within the scope of a particular Project, the CAROT shall use reasonable efforts to manufacture products according to specifications agreed to in writing by the Parties. Notwithstanding the foregoing or anything contrary in the Agreement and this Addendum, given the experimental nature of the products to be developed and manufactured hereunder, the Parties understand and agree that the CAROT cannot guarantee the development or manufacture of any product or products. In addition, the Parties understand and agree that the Projects to be performed hereunder, and any products to be developed and manufactured hereunder, are developed for use in [****] as mutually agreed by the Parties, including CAART at PENN and other institutions.

Consequently, unexpected results may occur and, for numerous reasons, the CAROT may not be able to develop and manufacture products at all or in conformance with agreed-to specifications, as the products are unique, cutting edge and in some cases not well understood.

3. Delivery of Product. Payment in the Event of a Non-Conforming Product.

When a manufacturing run has been completed, the CAROT will notify Cabaletta Bio and supply Cabaletta Bio with the required documentation set forth in the Project Appendix.

The CAROT shall promptly notify Cabaletta Bio if the CAROT finds, [****], that it will not be able to develop and/or manufacture and/or release a product covered by an applicable Project Appendix.

If the CAROT is unable to develop and manufacture a product covered by an applicable Project Appendix, Cabaletta Bio shall be required to make payment for all work conducted by the CAROT pursuant to such applicable Project Appendix. In such case, the Parties shall use good faith efforts to work together to determine if additional work on the part of the CAROT could result in a conforming product, how much such work will cost, and whether the necessary materials are available for such work. In such case, if the Parties agree that additional work on the part of the CAROT should be conducted in order to develop and/or manufacture a conforming product, then the Parties shall update the Project Appendix accordingly by a written amendment signed by the Parties. Further, CAROT, taking into account its scheduling considerations, will negotiate with Cabaletta Bio in good faith to determine if a repeat run can be scheduled. In the event such repeat run can be scheduled, Cabaletta Bio shall be required to make payment for this additional run.

4. Subcontracted Services. Cabaletta Bio acknowledges and agrees that PENN may subcontract with a vendor (each, a “Subcontractor”) for various components of development, manufacturing, and production, including but not limited to, the quality control testing component of the development, manufacturing, and production with Cabaletta Bio’s prior written consent, which shall not be unreasonably withheld.

5. Ownership.

5.1 Ownership. PENN shall retain ownership of PENN Materials and PENN Information as well as any and all new developments and improvements related to the PENN Materials and PENN Information, including, without limitation, processes, methods, and techniques related thereto and made in the performance of this Addendum and any applicable Project Appendix. Cabaletta Bio shall retain ownership of the Cabaletta Bio Confidential Information and Cabaletta Bio Materials as well as any and all new developments and improvements of the Cabaletta Bio Materials made in the performance of this Addendum and any applicable Project Appendix. For clarity, the incorporation of PENN Materials into Cabaletta Bio materials to develop a product or to otherwise perform the Services shall not be considered a new development or improvement of Cabaletta Bio Materials and shall use reasonable efforts to inform Cabaletta Bio of any restrictions to which Cabaletta Bio’s use of or license to such PENN Materials may be subject.

5.2 Products. Cabaletta Bio understands and agrees that certain PENN Materials and PENN Information generated or obtained by the CAROT may be used to manufacture and, in the case of PENN Materials, may be incorporated into a product. For products manufactured hereunder, Cabaletta Bio shall own the tangible product, except that PENN shall own any PENN Materials contained or incorporated in the product. To the extent possible, PENN agrees to grant to Cabaletta Bio a non-exclusive, paid-up, royalty-free license to use and practice PENN Materials incorporated within the product for the purposes of pursuing Cabaletta Bio’s objectives related to the licenses granted in the SRAs, the License, and the Agreement. Such license shall be confirmed in an applicable Project Appendix and other agreements signed by the parties. Cabaletta Bio and PENN agree that any product generated pursuant to this Addendum and any Project Appendix attached hereto is to be used to pursue PENN and Cabaletta Bio’s objectives related to the licenses granted in the SRAs, the License, and this Agreement and is not generated for transfer or resale for any other purpose. PENN shall notify Cabaletta Bio as soon as PENN determines that any PENN Materials may be incorporated into a particular product.

5.3 Deliverables. Cabaletta Bio understands and agrees that certain PENN Materials and PENN Information generated by the CAROT may be used to develop the Deliverables and, in the case of PENN Information, may be incorporated into the Deliverables. Cabaletta Bio shall own Deliverables specified in an Applicable Project Appendix, except that PENN shall own any PENN Information contained or incorporated in the Deliverables. PENN agrees to grant to Cabaletta Bio, without additional compensation from Cabaletta Bio, an exclusive worldwide, fully paid-up, royalty-free, transferable, irrevocable, perpetual license, with the right to grant sublicenses (through multiple tiers), to all such Deliverables, except with respect to any PENN Information contained or incorporated in such Deliverables. PENN hereby grants to Cabaletta Bio a worldwide, non-exclusive, fully paid-up, royalty-free, transferable, irrevocable, perpetual license, with the right to grant sublicenses (through multiple tiers), to use and practice PENN Information contained or incorporated within the Deliverables for the purposes of pursuing Cabaletta Bio’s objectives related to the licenses granted in the SRA’s, the License, and this Agreement.

5.4 PENN’s Internal Use. Notwithstanding the foregoing or anything contrary in this Agreement, the CAROT and PENN may use copies of the Deliverables solely for their own internal, non-commercial, academic research purposes.

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IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this CAROT Addendum as of the date first written above.

The Trustees of the University of Pennsylvania	Cabaletta Bio, Inc.

By: [****]	By: /s/ Steven Nichtberger

Name: [****]	Name: Steven Nichtberger

Title: [****]	Title: CEO

Date: 2/4/19	Date: 1/29/2019

Project Appendix 1 to CAROT Master Services Addendum

This Project Appendix 1 to the CAROT Master Services Addendum (“Project Appendix 1”) shall be effective as of the last day of signature below (“Project Appendix Effective Date”) and is subject to and incorporates the terms and conditions of the Master Translational Research Services Agreement (“Agreement”) and the CAROT Master Services Addendum (“CAROT Addendum”) by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“PENN”), and Cabaletta Bio, Inc. (“Cabaletta Bio”). PENN enters this CAROT Project Appendix 1 on behalf of its CAROT. To the extent rights and obligations attach to the CAROT hereunder, such rights and obligations shall be deemed to attach to PENN. PENN and Cabaletta Bio may be referred to herein as a “Party” or, collectively, as “Parties”.

1.	Project Description.

a.	Project Title. The title of the Project is [****].

b.	Project Plan. The Project Plan is attached to this Project Appendix 1.

c.

Project Leader. The Project Leader is [****]. The PENN Faculty Member under whose auspices the activities are being conducted is [****]. Any required notices sent by Cabaletta Bio or by PENN pursuant to the Agreement for this Project should be sent as indicated below:

Notices to PENN:

[****]

[****]

[****]

Notices to Cabaletta Bio:

[****]

d.	Product. [****] as further detailed in the Project Plan attached to this Project Appendix 1.

e.	Deliverables. Information as further detailed in Table I of the Project Plan attached to this Project Appendix 1

f.

Project Term; Termination. The initial term of this Project (“Project Term”) shall begin on the Addendum Effective Date and shall end on the earlier of (a) [****] and (b) the completion of the Services under this Project Appendix (“Appendix Expiration Date”) unless terminated sooner pursuant to the terms herein. CAROT agrees that during the Project Term, it will keep

Cabaletta Bio apprised of the timing of the Services based upon reasonable request. The Parties agree to negotiate in good faith to determine the feasibility of an extension of the Project Term sufficient to complete the Services under this Project Appendix 1. This Project Appendix 1 may be extended or renewed only by mutual written agreement executed by duly authorized representatives of the Parties.

2.	Budget and Payment Terms.

Cabaletta Bio shall pay PENN for an amount equal to its expenditures and applicable overhead incurred in the conduct of this Project in an amount not to exceed the total amount of [****] as set forth in the Budget attached to this Addendum. Cabaletta Bio acknowledges that this is a good faith estimate only and not a guarantee of the cost to conduct this Project. If at any time PENN determines that it will require additional funds for this Project Appendix 1, it shall notify Cabaletta Bio and provide an estimate of the additional amount. Cabaletta Bio shall not be liable for any costs in excess of the amount of [****] unless it has agreed in a writing, signed by both Parties, to provide additional funds. Invoices are to be sent to:

[****]

Cabaletta Bio shall make payments in advance to PENN in accordance with the payment schedule set forth in the Budget.

All payments will be made within [****] of Cabaletta Bio’s receipt of an invoice from PENN and shall clearly identify [****] and Project Appendix 1 to CAROT Master Services Addendum. All payments are to be payable in United States dollars, and if by check, made out to The Trustees of the University of Pennsylvania.

Select option by checking box:

☐	Pay by check

Mail check to:

[****]

☐	Pay by wire transfer:

Banking Information:

[****]

Information for Purposes of Payment Processing: [****]

3.	Modifications and Additional Terms Applicable to this Project. None.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Agreement as of the date first written above.

The Trustees of the University of Pennsylvania	Cabaletta Bio, Inc.

By: [****]	By: /s/ Steven Nichtberger

Name: [****]	Name: Steven Nichtberger

Title: [****]	Title: CEO

Date: 2/4/19	Date: 1/29/2019

PRINCIPAL INVESTIGATOR:

ACKNOWLEDGED AS READ AND UNDERSTOOD BY PRINCIPAL INVESTIGATOR

By: [****]

[****]

Date: February 4, 2019

Project Plan for Project Appendix 1 to CAROT Master Services Addendum pursuant to the Master Translational Research Services Agreement Between the Trustees of the University of Pennsylvania (“PENN”) and Cabaletta Bio, Inc. (“Cabaletta Bio”).

[****]

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[****]

[****]

Budget for Appendix 1 to CAROT Master Services Addendum pursuant to the Master Translational Research Services Agreement Between the Trustees of the University of Pennsylvania (“PENN”) and Cabaletta Bio, Inc. (“Cabaletta Bio”)

Subject to the terms of the CAROT Addendum and the Project Appendix 1, Cabaletta Bio shall compensate UPENN a total not to exceed [****] over the period of performance of this CAROT Addendum and Project Appendix 1. An initial non-refundable payment of [****] shall be due upon execution of the CAROT Addendum and Project Appendix 1.

Invoices should be sent to:

[****]

Notwithstanding the terms of the Agreement, Cabaletta Bio shall make payment to PENN within [****] of receipt of a detailed invoice as specified in Section 2 of Project Appendix 1 above.

The payment schedule shall be as follows:

[****]